       Fixed Overview Report: CSFB 05-11 Prelim Grp 7

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Summary of Loans in Statistical Calculation Pool		Range
(As of 11/14/2005)

Total Number of Loans	688
Total Outstanding Balance	$129,217,910
Average Loan Balance	$187,817	$14,093 to $539,500
Escrow Balance %	0.41%
WA Mortgage Rate	6.552%	6.250% to 7.375%
WA Original Term (months)	358	240 to 360
WA Remaining Term (months)	353	232 to 360
WA Age (months)	6	0 to 113
WA LTV	73.56%	11.43% to 100.00%
WA CLTV	79.78%	0.00% to 100.00%
WA FICO	694	0 to 819
Balloon	0.97%
California North	3.86%
California South (ZIP : 90000 - 93600)	12.83%
Size (% of pool) Jumbo/Super-Jumbo	0.00%
Conforming (Size=C)	100.00%
Secured by (% of pool) 1st Liens	100.00%
2st Liens	0.00%
Prepayment Penalty (% of all loans)	36.20%

Top 10 States	Top 10 Prop	Doc Types	Provided Doc	Purpose Codes	Occ Codes	Orig PP Term	IO Loans
CA 16.70%	SFR 66.04%	FL/AL 16.39%	60.06%	P 45.44%	P 92.57%	0 63.80%	0 91.42%
NJ 13.0%	PUD 14.30%	SS 9.75%	NIV 4.08%	CO 41.46%	I 6.44%	36 29.08%	120 8.58%
FL 8.9%	2-4F 12.25%	NAV/NIV 37.60%	F 3.92%	RT 13.06%	S 0.99%	24 3.15%
NY 8.5%	CO 6.97%	RE 2.97%	NINA 3.34%	CP 0.04%		12 2.58%
AZ 6.5%	TH 0.29%	NR 9.31%	Full Docu 3.23%			6 0.75%
MD 4.6%	CP 0.15%	ND 23.56%	No Rati 2.65%			60 0.63%
IL 4.4%		LT 0.43%	Full Doc 2.25%
MA 4.1%			STATED 1.70%
TX 3.88%			SIFA 1.57%
VA 3.58%			Stated/ 1.35%

____________________________________________________________________________________________________

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website. There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV

All	129,217,909.87	688	100.00	187,816.73	6.25	7.38	6.55	6.29	353	6	694	74

orig_balance
0 =< ... < 100000.01	8,023,678.19	105	6.21	76,415.98	6.25	7.36	6.62	6.36	350	5	705	65
100000.01 =< ... < 200000.01	45,905,242.92	310	35.53	148,081.43	6.25	7.00	6.55	6.29	354	4	691	73
200000.01 =< ... < 300000.01	46,029,787.60	188	35.62	244,839.30	6.25	7.38	6.53	6.27	353	6	693	75
300000.01 =< ... < 400000.01	25,608,444.66	77	19.82	332,577.20	6.25	7.00	6.58	6.31	351	8	696	75
400000.01 =< ... < 500000.01	2,607,256.65	6	2.02	434,542.78	6.25	7.00	6.52	6.26	351	9	699	70
500000.01 =< ... < 600000.01	1,043,499.85	2	0.81	521,749.93	6.38	6.88	6.62	6.37	357	3	677	80

Sched_Balance
0 =< ... < 100000.01	8,122,781.28	106	6.29	76,630.01	6.25	7.36	6.62	6.35	349	6	705	65
100000.01 =< ... < 200000.01	45,912,762.05	310	35.53	148,105.68	6.25	7.00	6.55	6.29	354	4	691	73
200000.01 =< ... < 300000.01	47,039,421.27	191	36.40	246,279.69	6.25	7.38	6.54	6.28	351	8	693	75
300000.01 =< ... < 400000.01	24,492,188.77	73	18.95	335,509.44	6.25	7.00	6.57	6.31	354	4	696	75
400000.01 =< ... < 500000.01	2,607,256.65	6	2.02	434,542.78	6.25	7.00	6.52	6.26	351	9	699	70
500000.01 =< ... < 600000.01	1,043,499.85	2	0.81	521,749.93	6.38	6.88	6.62	6.37	357	3	677	80

state TOP 10
Other	33,093,810.13	218	25.61	151,806.47	6.25	7.36	6.56	6.30	351	7	695	75
CA	21,575,679.14	100	16.70	215,756.79	6.25	7.00	6.48	6.22	350	9	694	70
NJ	16,838,450.86	75	13.03	224,512.68	6.25	6.88	6.56	6.31	355	2	691	70
FL	11,529,169.83	68	8.92	169,546.62	6.25	7.00	6.55	6.28	354	5	690	74
NY	11,068,043.06	40	8.57	276,701.08	6.25	6.88	6.53	6.28	355	5	701	74
AZ	8,471,647.79	47	6.56	180,247.83	6.25	7.00	6.52	6.27	358	2	689	74
MD	5,999,494.87	25	4.64	239,979.79	6.25	6.88	6.62	6.37	358	1	689	76
IL	5,692,198.58	33	4.41	172,490.87	6.25	6.88	6.66	6.41	350	1	704	78
MA	5,305,676.06	24	4.11	221,069.84	6.25	6.88	6.52	6.27	358	2	693	72
TX	5,013,412.53	32	3.88	156,669.14	6.25	7.00	6.67	6.40	341	19	694	77
VA	4,630,327.02	26	3.58	178,089.50	6.25	7.38	6.57	6.29	354	6	686	77

Orig_LTV
0 =< ... < 50.01	8,449,403.36	63	6.54	134,117.51	6.25	7.00	6.47	6.22	348	5	700	41
50.01 =< ... < 60.01	9,721,668.64	55	7.52	176,757.61	6.25	7.00	6.48	6.23	353	5	687	56
60.01 =< ... < 70.01	18,468,800.24	97	14.29	190,400.00	6.25	7.00	6.50	6.24	351	6	691	66
70.01 =< ... < 80.01	84,968,659.55	430	65.76	197,601.53	6.25	7.00	6.57	6.32	354	6	695	79
80.01 =< ... < 90.01	5,249,991.83	29	4.06	181,034.20	6.25	7.00	6.59	6.24	352	8	686	88
90.01 =< ... < 100.01	2,359,386.25	14	1.83	168,527.59	6.25	7.38	6.73	6.34	339	12	703	96

Curr_Rate
6.25 =< ... < 6.5	49,621,519.87	251	38.40	197,695.30	6.25	6.49	6.31	6.06	357	3	700	72
6.5 =< ... < 6.75	36,530,279.92	197	28.27	185,432.89	6.50	6.74	6.55	6.30	354	4	691	73
6.75 =< ... < 7	39,900,753.04	218	30.88	183,030.98	6.75	6.99	6.82	6.55	350	8	685	77
7 =< ... < 7.25	2,905,357.04	20	2.25	145,267.85	7.00	7.00	7.00	6.70	314	40	729	65
7.25 =< ... < 7.5	260,000.00	2	0.20	130,000.00	7.36	7.38	7.37	6.49	332	3	712	100

Property_Type
2 Family	10,727,226.05	45	8.30	238,382.80	6.25	7.00	6.58	6.33	356	3	713	75
3 Family	4,300,770.01	12	3.33	358,397.50	6.25	7.00	6.60	6.35	354	6	703	74
4 Family	801,494.50	5	0.62	160,298.90	6.38	7.00	6.59	6.34	336	2	717	59
Co-op	194,730.62	2	0.15	97,365.31	6.25	6.50	6.34	6.09	358	2	643	80
Condo	558,075.02	3	0.43	186,025.01	6.25	6.75	6.42	6.17	346	14	735	75
Condo - Low Rise <5 floors	6,972,773.57	41	5.40	170,067.65	6.25	7.00	6.55	6.30	355	5	708	77
Condo - Mid Rise 5-8 floors	1,472,120.00	7	1.14	210,302.86	6.38	6.88	6.63	6.38	359	1	696	73
PUD	18,480,107.44	97	14.30	190,516.57	6.25	7.00	6.55	6.30	353	7	696	75
Single Family Detached	60,994,282.29	328	47.20	185,958.18	6.25	7.00	6.53	6.28	357	2	687	72
Single Family Residence	24,339,330.37	146	18.84	166,707.74	6.25	7.38	6.57	6.27	339	17	693	75
Townhouse	377,000.00	2	0.29	188,500.00	6.88	6.88	6.88	6.63	359	1	682	79

Purpose
Construction/Permanent	58,060.35	1	0.04	58,060.35	6.88	6.88	6.88	6.63	305	49	704	97
Purchase	58,713,081.79	306	45.44	191,872.82	6.25	7.36	6.57	6.32	356	4	705	78
Refinance - Cashout	53,568,654.65	283	41.46	189,288.53	6.25	7.00	6.51	6.25	356	3	681	69
Refinance - Rate Term	16,878,113.08	98	13.06	172,225.64	6.25	7.38	6.59	6.31	329	24	694	73

Occupancy
Investment	8,326,239.81	62	6.44	134,294.19	6.25	7.00	6.66	6.41	357	1	722	74
Primary	119,618,069.53	618	92.57	193,556.75	6.25	7.38	6.55	6.29	352	6	691	74
Secondary	1,273,600.53	8	0.99	159,200.07	6.25	7.00	6.48	6.23	355	5	744	69

Orig_Term
240 =< ... < 252	1,445,254.12	12	1.12	120,437.84	6.50	7.36	6.76	6.43	236	4	652	64
276 =< ... < 288	212,744.50	2	0.16	106,372.25	7.00	7.00	7.00	6.75	272	4	765	40
300 =< ... < 312	95,277.50	1	0.07	95,277.50	6.75	6.75	6.75	6.50	296	4	774	79
348 =< ... < 360	58,060.35	1	0.04	58,060.35	6.88	6.88	6.88	6.63	305	49	704	97
360 =< ... < 372	127,406,573.40	672	98.60	189,593.12	6.25	7.38	6.55	6.29	354	6	694	74

Doc_Type
Alt Doc	115,200.00	1	0.09	115,200.00	6.38	6.38	6.38	6.13	360	0	668	80
Full	21,067,105.31	139	16.30	151,561.91	6.25	7.38	6.60	6.30	336	21	687	77
Lite Doc	555,633.68	3	0.43	185,211.23	6.25	6.50	6.41	6.16	354	6	658	81
No Asset Verification	1,155,400.00	7	0.89	165,057.14	6.25	6.88	6.59	6.34	359	1	679	75
No Doc (NINA)	30,439,878.22	171	23.56	178,010.98	6.25	7.00	6.50	6.25	356	3	701	62
No Income Verification	47,426,674.35	235	36.70	201,815.64	6.25	6.88	6.54	6.29	359	1	692	78
No Ratio	12,024,792.70	48	9.31	250,516.51	6.25	6.88	6.60	6.35	355	2	697	78
Reduced (partial)	3,839,239.08	22	2.97	174,510.87	6.25	7.00	6.59	6.32	325	30	716	73
Stated / Stated	12,593,986.53	62	9.75	203,128.82	6.25	6.99	6.57	6.32	356	2	686	73

Fico
0 =< ... < 99	105,000.00	1	0.08	105,000.00	6.50	6.50	6.50	6.25	360	0		70
500 =< ... < 550	288,800.00	2	0.22	144,400.00	6.75	6.85	6.82	6.56	358	2	542	65
550 =< ... < 600	671,000.00	3	0.52	223,666.67	6.25	6.88	6.66	6.41	300	5	589	60
600 =< ... < 650	26,535,542.75	142	20.54	186,870.02	6.25	7.00	6.58	6.32	353	4	635	73
650 =< ... < 700	51,336,252.66	263	39.73	195,194.88	6.25	7.00	6.55	6.30	356	3	677	74
700 =< ... < 750	30,152,715.56	164	23.33	183,858.02	6.25	7.38	6.53	6.27	353	7	722	75
750 =< ... < 800	17,907,399.07	98	13.86	182,728.56	6.25	7.00	6.53	6.27	346	12	773	73
800 =< ... < 850	2,221,199.83	15	1.72	148,079.99	6.25	7.00	6.56	6.30	336	24	807	66

Prepay_Months
0	82,441,687.62	423	63.80	194,897.61	6.25	7.36	6.56	6.30	351	8	699	73
12	3,330,100.00	16	2.58	208,131.25	6.25	7.00	6.40	6.15	358	2	696	66
24	4,072,328.80	22	3.15	185,105.85	6.25	7.38	6.61	6.32	358	2	682	76
36	37,582,926.18	219	29.08	171,611.54	6.25	7.00	6.55	6.28	356	2	682	75
6	975,234.29	4	0.75	243,808.57	6.25	6.75	6.37	6.12	358	2	688	64
60	815,632.98	4	0.63	203,908.25	6.25	7.00	6.74	6.46	337	23	703	80

interest_only_period
0	118,131,030.87	629	91.42	187,807.68	6.25	7.38	6.55	6.29	352	6	693	73
120	11,086,879.00	59	8.58	187,913.20	6.25	6.88	6.60	6.35	360	0	705	76